UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2021

SELECT ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38066	81-4561945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1233 West Loop South, Suite 1400

Houston, TX 77027

(Address of Principal Executive Offices)

(713) 235-9500

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	WTTR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2021, at the recommendation of the Nominating and Governance Committee of the Board of Directors (the “Board”) of Select Energy Services, Inc. (the “Company”), the Board appointed Gayle Burleson as an independent director. Concurrently with her appointment to the Board, Ms. Burleson was appointed to both the Audit Committee and the Compensation Committee of the Board.

The Board has determined that Ms. Burleson meets the independence requirements under the rules and regulations of the New York Stock Exchange and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

There are no understandings or arrangements between Ms. Burleson and any other person pursuant to which Ms. Burleson was selected to serve as a director of the Board. There are no relationships between Ms. Burleson and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Ms. Burleson will receive the standard compensation paid by the Company to its non-employee directors, as described under “Director Compensation” in the Company’s Proxy Statement for its 2021 Annual Meeting of Stockholders, which was filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2021. Additionally, the Company purchases and maintains directors’ and officers’ liability insurance for, and provides indemnification to, each member of the Board.

On June 16, 2021, the Company, with the approval of the Board, entered into an indemnification agreement with Ms. Burleson (the “Indemnification Agreement”) in connection with her role as a director of the Company. The Indemnification Agreement requires the Company to indemnify Ms. Burleson to the fullest extent permitted by applicable law against liability that may arise by reason of her service to the Company and to advance expenses incurred as a result of any proceeding against her as to which she could be indemnified. The Indemnification Agreement is in substantially the form referenced as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing description is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 7.01	Regulation FD Disclosure

On June 16, 2021, the Company issued a press release announcing Ms. Burleson’s appointment to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)        Exhibits.

EXHIBIT	DESCRIPTION

10.1	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to Select Energy Services, Inc.’s Registration Statement on Form S-1 (Registration No. 333-216404)).

99.1	Press Release, dated June 16, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 17, 2021

SELECT ENERGY SERVICES, INC.

By:	/s/ Adam R. Law
Adam R. Law
Senior Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer